Subsequent Events	12 Months Ended
Mar. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

NOTE 22: — SUBSEQUENT EVENTS

In April 2016, the Company began entering into separate forward contracts to purchase the NIS and the Canadian dollar on a monthly basis at agreed upon spot rates to hedge the variability of cash flows in U.S. dollars due to changes in the respective exchange rates. The forward contracts to purchase the NIS are for a total amount of $45,000, at a weighted-average forward rate of 3.70 NIS per U.S. dollar, which is settled in twenty-four (24) monthly installments of $2,083 for the first twelve (12) months beginning September 2016 and $1,667 for the remaining twelve (12) months.  The forward contracts to purchase the Canadian dollar are for a total amount of $82,451, at a weighted-average forward rate of 1.27 Canadian dollars per U.S. dollar, which is settled in twenty-four (24) monthly installments of approximately $3,900 for the first twelve (12) months beginning September 2016 and $2,900 for the remaining twelve (12) months.  There is no collateral for these hedges.

On May 2, 2016, the Company announced that it will now make Keveyis™ (dichlorphenamide) 50 mg tablets, the first medicine approved by the FDA for the treatment of primary hyperkalemic and hypokalemic periodic paralysis and related variants, available to distributors at no cost for the treatment of primary periodic paralysis. As a result, the Company will cease commercial sales and related promotional activities for Keveyis and bear all costs associated with its manufacture. In the near term, patients will continue to receive the medicine through its specialty pharmacy partner, Diplomat as the Company evaluates the best option for keeping pharmacy dispensing fees to patients as low as possible.